                                                                   EXHIBIT 10.78



                               AMENDMENT NO. 9 TO
                         LIMITED FORBEARANCE AGREEMENT


      AMENDMENT NO. 9 dated as of October 31, 2001 (the "Amendment"), to Limited Forbearance Agreement dated as of January 11, 2001, as heretofore amended (the "Forbearance Agreement") among THE KUSHNER-LOCKE COMPANY (the "Borrower"), its subsidiaries (the "Guarantors", and together with the Borrower, the "Credit Parties"), the Lenders party to the Credit Agreement defined below (the
"Lenders") and THE CHASE MANHATTAN BANK   (formerly known as Chemical Bank), as
Agent and as Fronting Bank for the Lenders (the "Agent").

      The Borrower, the Guarantors, the Lenders and the Agent are parties to a Credit, Security, Guaranty and Pledge Agreement, dated as of June 16, 1996, as amended (the "Credit Agreement").

      As set forth in Section 1 of the Forbearance Agreement, Defaults and Events of Default under the Credit Agreement have occurred and are continuing. In order to allow the Borrower additional time to prepare for the proposed sale of its film library and related accounts receivable and to explore various restructuring options, the Borrower has requested that the Agent and the Lenders amend the Forbearance Agreement to (i) extend the Lenders' agreement to forebear from applying collections in respect of the Credit Parties' receivables to repayment of the Loans, (ii) release an additional portion of such collections to fund operating expenses of the Credit Parties and (iii) make certain other modifications to the Forbearance Agreement.

      The Agent and the Lenders have agreed to the foregoing requests, all on the terms and subject to the conditions hereinafter set forth.

      Accordingly, the parties hereby agree as follows:

      1. Defined Terms. All capitalized terms not otherwise defined herein are used as defined in the Forbearance Agreement.

      2. Amendments to Forbearance Agreement. Subject to the satisfaction of the condition precedent set forth in Section 3 hereof, the Forbearance Agreement is hereby amended effective as of the Effective Date (as hereinafter defined) as follows:

            (a) The reference to "October 31, 2001" as the Stated Expiration Date set forth in Section 2 of the Forbearance Agreement is hereby amended to be "November 21, 2001."

            (b) The Disbursement Schedule attached as Exhibit A to the Forbearance Agreement is hereby replaced in its entirety with the Disbursement Schedule attached as Exhibit A to this Amendment.

     3. Condition to Effectiveness. The provisions of Section 2 of this Amendment shall not become effective unless and until the Agent shall have received counterparts of this Agreement executed by each of the parties hereto (the date of such receipt, the "Effective Date").

     4. Full Force and Effect. Except as expressly amended hereby, the Forbearance Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Forbearance Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import shall, unless the context otherwise requires, mean the Forbearance Agreement as amended by this Amendment.

     5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     7. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                   BORROWER:

                                   THE KUSHNER-LOCKE COMPANY


                                   By: /s/ PETER LOCKE
                                      ------------------------------------
                                      Name:  Peter Locke
                                      Title: CO-CEO

                                   GUARANTORS:

                                   KL PRODUCTIONS, INC.
                                   POST AND PRODUCTION SERVICES, INC.
                                   TWILIGHT ENTERTAINMENT, INC.
                                   KLF GUILD CO.
                                   KLTV DEVELOPMENT CO.
                                   KUSHNER-LOCKE INTERNATIONAL, INC.
                                   KL INTERACTIVE MEDIA, INC.
                                   DAYTON WAY PICTURES III, INC.

                                   By: /s/ PETER LOCKE
                                      ------------------------------------
                                      Name:  Peter Locke
                                      Title: CO-CEO

                                   KLC/NEW CITY
                                   By its General Partner
                                   THE KUSHNER-LOCKE COMPANY

                                   By: /s/ PETER LOCKE
                                      ------------------------------------
                                      Name:  Peter Locke
                                      Title: CO-CEO

                                          LENDERS:

Executed in                               THE CHASE MANHATTAN BANK (formerly
New York, New York                        known as Chemical Bank), individually
                                          and as Agent


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          NIB CAPITAL BANK N.V. (formerly known
                                          as De Nationale Investeringsbank N.V.)


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          COMERICA BANK -- CALIFORNIA


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          FAR EAST NATIONAL BANK


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


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